SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Municipal Income Trust (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(4) Date Filed:

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Eaton Vance

IMPORTANT REMINDER
PLEASE VOTE YOUR SHARES

EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

December 11, 2018

Dear Shareholder:

We recently sent you detailed information regarding the upcoming Special Meetings of Shareholders to ask for your vote on an important proposal affecting your Fund. The Special Meetings are scheduled to be held on Thursday, January 10, 2019 at 2:00 PM Eastern Time at the offices of the Funds, Two International Place, Boston, Massachusetts 02110. As of the mailing of this letter, we have not received your vote.

For your convenience, we have enclosed a copy of the proxy card(s) for your review and to vote. If you have any questions about the proposal, please call **1 (888) 628-1041**.

YOUR VOTE IS IMPORTANT!

EACH FUND'S BOARD OF TRUSTEES BELIEVES THE PROPOSAL IS IN THE SHAREHOLDERS' BEST INTEREST AND RECOMMENDS THAT YOU VOTE IN FAVOR. PLEASE TAKE A MOMENT NOW TO VOTE!

Voting is easy. Please use one of the options listed below:

1. **Vote by Mail.** Cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.
2. **Vote via the Internet.** Visit the website indicated on the enclosed proxy card and enter your "Control Number" from the proxy card.
3. **Vote by Phone.** Dial the toll-free number indicated on the enclosed proxy card.
4. **Vote by Phone with a <u>live operator</u>.** Dial toll-free **1 (888) 628-1041**. Please have the proxy card available at the time of the call.

YOUR VOTE IS IMPORTANT! PLEASE VOTE TODAY!

Eaton Vance

IMPORTANT REMINDER
PLEASE VOTE YOUR SHARES

EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

December 11, 2018

Dear Shareholder:

We recently sent you detailed information regarding the upcoming Special Meetings of Shareholders to ask for your vote on an important proposal affecting your Fund. The Special Meetings are scheduled to be held on Thursday, January 10, 2019 at 2:00 PM Eastern Time at the offices of the Funds, Two International Place, Boston, Massachusetts 02110. As of the mailing of this letter, we have not received your vote.

For your convenience, we have enclosed a copy of the proxy card(s) for your review and to vote. If you have any questions about the proposal, please call **1 (888) 628-1041**.

YOUR VOTE IS IMPORTANT!

EACH FUND'S BOARD OF TRUSTEES BELIEVES THE PROPOSAL IS IN THE SHAREHOLDERS' BEST INTEREST AND RECOMMENDS THAT YOU VOTE IN FAVOR. PLEASE TAKE A MOMENT NOW TO VOTE!

Voting is easy. Please use one of the options listed below:

1. **Vote by Mail.** Cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.
2. **Vote via the Internet.** Visit the website indicated on the enclosed proxy card and enter your "Control Number" from the proxy card.
3. **Vote by Phone.** Dial the toll-free number indicated on the enclosed proxy card.

YOUR VOTE IS IMPORTANT! PLEASE VOTE TODAY!

CLOSED-END FUNDS

PROXY FACT SHEET FOR:

EATON VANCE

SPECIAL MEETING IMPORTANT DATES		SPECIAL MEETING LOCATION
Record	NOVEMBER 8, 2018	OFFICES OF EATON VANCE
Mail	NOVEMBER 29, 2018	TWO INTERNATIONAL PLACE
Meeting	JANUARY 10, 2019 @ 2:00 PM (ET)	BOSTON, MASSACHUSETTS 02110
ADDITIONAL INFORMATION		CONTACT INFORMATION
Ticker	EVJ	Inbound Line	1-888-628-1041
CUSIP	27826V106	Website	https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents

What are Shareholders being asked to vote on?

Shareholders are being asked to approve an Agreement and Plan of Reorganization (a “Plan”) providing for the reorganization of Eaton Vance New Jersey Municipal Income Trust (the “Acquired Fund”) into Eaton Vance Municipal Income Trust (the “Acquiring Fund”).

What is happening?

Shareholders are being asked to consider a proposed Reorganization and approve a related Plan at a special meeting of shareholders scheduled to be held on January 10, 2019. The Board of Trustees of each Fund has approved the Plan. Under the terms of the Plan, the common shares of the Acquired Fund will, in effect, be exchanged for new common shares of the Acquiring Fund with an equal aggregate net asset value.

How will the Reorganization affect shareholders?

If the proposed Reorganization is approved and completed, you will become a shareholder of the Acquiring Fund, and the number of shares you receive will be based on the pre-Reorganization net asset value of your Fund shares.

How will the Reorganization affect the value of my shares?

The aggregate net asset value of each shareholder’s shares of the Acquiring Fund immediately after the Reorganization will be the same as the aggregate net asset value of such shareholder’s Fund shares immediately prior to the Reorganization. See below for information regarding potential benefits of the Reorganization to Fund shareholders.

How do the investment objectives, policies and risks of the Funds compare?

The Funds have similar investment objectives, policies, restrictions and risk profiles.

Each Fund invests primarily in municipal obligations the interest from which is exempt from federal income taxes, although the Acquiring Fund, unlike the Acquired Fund, does not invest primarily in obligations the interest from which is exempt from New Jersey state personal income taxes. Following the Reorganization, former shareholders of the Acquired Fund will lose favorable tax treatment in New Jersey.

How will the Reorganization benefit shareholders?

•	It is expected that common shareholders of the Acquired Fund would benefit from the Reorganization because they would become common shareholders of a larger fund that has similar investment objectives and policies.
•	Following the Reorganization, the Acquiring Fund would be expected to have a lower total expense ratio and higher net income per common share than the Acquired Fund currently, although the advisory fee rate currently paid by the Acquiring Fund is higher than that of the Acquired Fund.
•	Fund shareholders are also expected to benefit from substantial continuity in management and administration following the proposed Reorganization. The proposed Reorganization is intended to be tax-free for U.S. federal income tax purposes.

How will the Reorganization affect fees and expenses?

Following the Reorganization, the Acquiring Fund is expected to have a lower total expense ratio and higher net income per common share than the Acquired Fund currently, although the annual advisory fee rate currently paid by the Acquiring Fund is higher than that of the Acquired Fund.

Once the Reorganization is completed, who will be the investment adviser of the Acquiring Fund?

Eaton Vance Management (“Eaton Vance”) is the investment adviser of each Fund. Eaton Vance intends to manage the Acquiring Fund after the Reorganization in substantially the same manner as the Acquired Fund and the Acquiring Fund prior to the Reorganization, subject to any differences in strategies.

If shareholders approve the Plan, when will the Reorganization take place?

If approved, the proposed Reorganization would be expected to be completed as soon as practicable following the January 10, 2019 shareholder vote or later if the meeting is adjourned or postponed.

What happens if the Reorganization is not approved?

If the required approval of shareholders is not obtained, the Acquired Fund will continue to engage in business and the Board of Trustees of the Acquired Fund will consider what further action may be appropriate.

What are the federal income tax consequences of the Reorganization?

The proposed Reorganization is intended to be tax-free for U.S. federal income tax purposes.

Who is paying for the costs of the Reorganization?

The costs associated with the proposed Reorganization are to be borne by the Acquired Fund’s common shareholders.

THE BOARD OF TRUSTEES RECOMMEND A VOTE “FOR” THE PROPOSAL

PHONE:	To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

AST Fund Solutions, LLC is first mentioned in the Q&A section of the Proxy Statement.

Eaton Vance

Level I Script

(CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with Eaton Vance. I wanted to confirm that you have received the proxy material for the Special Meeting of Shareholders scheduled to take place on January 10, 2019.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone. The Board of Trustees is recommending a vote “FOR” the proposal.

If “No” or negative response:

I would be happy to review the meeting agenda and record your vote by phone. However, the Board of Trustees is recommending a vote “FOR” the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with Eaton Vance before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

Eaton Vance New Jersey Municipal Income Trust

Level I Machine Script

Hello.

I am calling regarding your investment in Eaton Vance New Jersey Municipal Income Trust.

The Special Meeting of Shareholders is scheduled to take place on January 10, 2019. All shareholders are being asked to consider a merger. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-888-628-1041 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.